UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 12, 2013

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On November 12, 2013, First Merchants Corporation (“First Merchants”) completed its previously announced acquisition of all of the assets of CFS Bancorp, Inc. (“CFS”) through the merger of CFS with and into First Merchants (the “Merger”). The Merger was consummated pursuant to the Agreement of Reorganization and Merger dated May 13, 2013 (the “Merger Agreement”) between First Merchants and CFS. As a result of the Merger, CFS’ separate corporate existence ceased and First Merchants continued as the surviving corporation.
As of the effective time of the Merger, each outstanding share of common stock of CFS converted into the right to receive 0.65 shares of First Merchants common stock. In addition, as of the effective time of the Merger, CFS’ outstanding stock options converted into options to purchase shares of First Merchants common stock, and all outstanding shares of restricted stock converted into shares of First Merchants common stock based on the above-referenced exchange ratio.
Immediately following the Merger, Citizens Financial Bank, a wholly owned subsidiary of CFS, merged with and into First Merchants Bank, National Association, a wholly owned subsidiary of First Merchants, with First Merchants Bank surviving the merger and continuing its corporate existence under its current name.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.
Item 8.01.    Other Events.

On November 12, 2013, First Merchants issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)	Pro forma financial information.

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d) Exhibits.

Exhibit No.            Description of Exhibit

2.1
Agreement of Reorganization and Merger between First Merchants Corporation and CFS Bancorp, Inc. dated as of May 13, 2013 (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 13, 2013 and incorporated herein by reference).

99.1	Press Release, dated November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 12, 2013

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer